EXHIBIT 10.52

          Amendment to Deferred Compensation and
          Retirement Plan for Non-Management
          Directors (Amended and Restated as of
          January 28, 2000)

     (This exhibit has been filed with the Securities and Exchange Commission and is retained at the office of the Company.)


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